Exhibit 99.1

June 2015 HERE WE GROW AGAIN UNIQUE SYSTEM OPTIMIZATION AND GROWTH OPPORTUNITY WITH VICTORY Andrea K. Tarbox Vice President and CFO

Forward Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. Victory Packaging uses the Victory name in all locations outside California and does business in California under the name Golden State Container. Victory Packaging is not affiliated with Architects of Packaging, Inc. (www.architectsofpackaging.com), 11 Mainline Drive, Westfield, MA 01085. Forward-Looking Statements Disclaimers Risk Factors 2

3 THE BUILDING OF KAPSTONE US Corr. Inc. • Purchase Price $332 MM • 6.4 Xs TTM Adj. EBITDA IP’s Kraft Paper Division • Purchase Price $204 MM • 3.3 Xs TTM Adj. EBITDA MWV’s Kraft Paper Division • Purchase Price $466 MM • 5.8 Xs TTM Adj. EBITDA Jan. 2007 July 2008 Oct. 2011 Longview Fibre • Purchase Price $1.025 B • 6.1 Xs TTM Adj. EBITDA July 2013 2009 2010 2012 Victory Packaging • Purchase Price $615 MM • 6.1 Xs TTM Adj. EBITDA 2014 June 2015 Five Major Acquisitions Since 2007

. Founded in 1976, Victory Packaging (“Victory”) is a large, national distributor of all types of packaging specializing in providing unique solutions for its clients . Customers with complex service needs are frequently not attractive to other integrated box manufacturers . 65 distribution centers in the United States, Mexico and Canada . Outstanding management team committed to continue current roles under KapStone ownership . Strong sales and profit growth . Net sales increased to $953 million in 2014 from $557 million in 2010, a 14.3% 4 year CAGR . Adjusted EBITDA increased to $55 million in 2014 from $32 million in 2010, a 14.6% 4 year CAGR . Invested heavily in future . Victory purchases over 370,000 tons of corrugated products . Long history between two companies . Minimal capital required to sustain and grow the business Victory Acquisition 4

. Distribution services/vendor managed inventory programs . Optimizing customer inventory . Warehousing for customer packaging requirements . Engineering and design capabilities with 52 packaging engineers at 16 design labs . Just-In-Time Programs . Frequent, multiple transactions to minimize working capital required and alleviate floor space requirements for inventory . Contract Packaging and Fulfillment . Outsourcing of entire packaging function from order to delivery . One size does not fit all 5 Overview of Victory’s Services and Products

*Not included in analysis are two contingent earn out payments . First payment potentially due in two and a half years of $25 million will be accounted for as purchase price . Second payment potentially due in four years of $20 million will be reflected as operating expense when appropriate **Timing of synergy realization: $5 million in 2015, $22 million in 2016, full realization in 2017 Deal Metrics 6 12 Months Ended December 31, 2014* Net Sales $ 953 Adjusted EBITDA $ 55 Purchase Price * $ 615 Less: Tax step-up at present value $ 100 Adjusted Purchase Price $ 515 Purchase Price Multiple 9.4 X Adjustments to EBITDA Synergies to be Realized in 24 Months $ 30** Adjusted EBITDA $ 85 Adj. EBITDA Purchase Price Multiple* 6.1 X $’s in Millions

$32 $30 $31 $47 $55 2010 2011 2012 2013 2014 $s in Millions 7 $557 $585 $609 $868 $953 2010 2011 2012 2013 2014 $s in Millions Net Sales Adj. EBITDA Victory’s Impressive Growth Record . Organic growth driven significantly by the win of major contract in 2013 . 2014 sales bolstered by approximately $20 million from three small acquisitions Net Sales CAGR 14.3% Adj. EBITDA CAGR 14.6%

8 Victory’s Highly Diversified Services and Customers . Highly diversified services lead to highly diversified customer base . Approximately 6,200 active customers in the following end markets: manufacturing, distribution, food and beverage, retail, transportation/moving and storage . Top four customers comprise 37 percent of net sales. Each of these customers and the products and services they receive from Victory are very different . Major Logistics Operator – Customer since 2013 o Provides logistics and fulfillment on shipping boxes, bags, and envelopes o Processes daily on average 70,000 – 75,000 orders and delivers to superregional distribution centers . Moving and Moving Supply - Customer since 1980 o Supplies stores with most products for retail operations o More than 3,500 deliveries per week though out the U.S. . Auto Parts Manufacturer – Customer since 2003 o Provides just-in-time delivery of packaging to operations in U.S. and Mexico and provides design services for the ever changing car designs . Large Department Store Chain – Customer since 2004 o Provides logistical services for both retail stores and e-commerce sales by providing boxes, tissue and bags

Victory and Legacy KapStone's Facilities



Victory locations
KapStone Box Plants
KapStone Sheet Plants
KapStone Sheet Feeders
KapStone Paper Mills
KapStone Lumber Mill
KapStone Warehouses

- More than 65 warehouses and distribution facilities in the United States, Canada and Mexico
- Sheet plant with 10,000 tons of capacity
- Great overlap with 10 of KapStone's converting operations
- Opportunity for future synergies in regions not currently serviced by Kapstone
- Workforce of 1,500 employees

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Significant Value Enhancing Synergies

- Unique strategic fit that could simultaneously "fill the converting assets" and "fill the mills" with an expected annual run rate for synergies of $30 million

- "Fill the converting assets"
  - Opportunity to fully utilize KapStone converting assets by sourcing more of Victory's corrugated box purchases of over 370,000 tons annually from KapStone's converting facilities
    - KapStone could supply an incremental 115,000 tons to Victory while still relying heavily on Victory's current supplier base
    - Current 5 year capital plan supports this growth at converting facilities

- "Fill the mills"
  - The mill vertical integration benefits are obtained by sourcing additional linerboard tons needed for increased converting operations from our mills and diverting those linerboard tons away from export
    - Provides additional opportunities for ultra high performance linerboard to improve economics and enhance sustainability
    - Ability to consume more medium, where KapStone has some mill capacity

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11 1 1 Sources Uses Revolving Credit Facility $ 115 Purchase Price $ 615 Add-on Term Loan A-1 276 Transaction Costs 12 Add-on Term Loan A-2 244 Cash at Closing 8 Total Sources $ 635 Total Uses $ 635 $’s in millions . Amended senior credit facility . Term loan A-1 $940 million (matures over 5 years; 5% per year until end of year 5 when remainder due) . Term loan A-2 $475 million (matures over 7 years; 1% per year until end of year 7 when remainder due) . Debt to Adjusted EBITDA ratio with synergies expected to be 3.3X . Average blended cash interest rate is 1.9 percent determined from LIBOR-based pricing grid with rate subject to change over the life of the loan Sources and Uses of Funds

. Creative growth allows KapStone to optimize synergies . Brings impressive, profitable growth track record . Helps de-risk KapStone’s operations by providing higher level of integration . Significant synergies of $30 million expected in 24 months . Increases the utilization of the converting assets . Increases the utilization of the mills removing less valuable, more volatile sales . Important first step towards expanding Longview mill and utilizing excess pulping capacity . Additional opportunities for growth . Incremental converting expansion opportunities in strategic locations . Organic and M&A growth in packaging fulfillment . Strengthens KapStone’s design and packaging solutions capabilities . Triples field sales presence . Experienced, successful management team retained and incented with earn-out . Victory and its management are well-known to Matt Kaplan, a previous board member . Accretive Day 1 Why – Transforms and Strengthens KapStone 12